VIP Trust
N-SAR Attachment for Item-73.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW
REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT
PROVIDES CLASS LEVEL INFORMATION FOR ITEM 73.
FOR PERIOD ENDING: 06/30/2012
Registrant CIK :  00011160168
FILE NUMBER : 811- 10509

73 Distributions per share for which record date passed during the period:
NOTE: Show in fractions of a cent if so declared.

AXA PREMIER VIP TRUST Dividends and Distributions

     For Half- Year Ended June 30, 2012

Fund     Class  Income   Capital Gains
Multimanager Large Cap Core Equity A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Large Cap Value  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Mid Cap Growth  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Mid Cap Value  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager International Equity A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Technology   A  0.0000   0.0000
     B  0.0000   0.0000

Multimanager Core Bond   A  0.1024   0.0000
     B  0.1026   0.0000
     K  0.1156   0.0000

Multimanager Multi-Sector Bond  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Aggressive Equity  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

AXA Moderate Allocation   A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

AXA Aggressive Allocation  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

AXA Conservative Allocation  A  0.0000   0.0000
     B  0.0000   0.0000

AXA Conservative-PLUS Allocation A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

AXA Moderate-PLUS Allocation  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Target 2015 Allocation   A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Target 2025 Allocation   A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Target 2035 Allocation   A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Target 2045 Allocation   A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Small Cap Growth  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000

Multimanager Small Cap Value  A  0.0000   0.0000
     B  0.0000   0.0000
     K  0.0000   0.0000